Exhibit 10.5
EXECUTION VERSION

DEBTOR-IN-POSSESSION GUARANTEE AND COLLATERAL AGREEMENT AMONG
SEARS HOLDINGS CORPORATION,
SEARS, ROEBUCK AND CO.,
SEARS ROEBUCK ACCEPTANCE CORP.,
KMART HOLDING CORPORATION,
KMART CORPORATION
AND CERTAIN OF THEIR RESPECTIVE SUBSIDIARIES,
AS GRANTORS
AND
BANK OF AMERICA, N.A. AND
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS CO-COLLATERAL AGENTS
DATED AS OF NOVEMBER 29, 2018

TABLE OF CONTENTS
Page

Section 1.	DEFINED TERMS	3
1.1	Definitions	3
1.2	Other Definitional Provisions	7
Section 2.	GUARANTEE	8
2.1	Guarantee	8
2.2	Right of Contribution	9
2.3	No Subrogation	9
2.4	Amendments, etc. with respect to the Borrower Obligations	9
2.5	Guarantee Absolute and Unconditional	10
2.6	Reinstatement	11
2.7	Payments	12
Section 3.	GRANT OF SECURITY INTEREST	12
3.1	Collateral; Grant of Security Interest	12
3.2	No Assumption of Liability.	13
3.3	Validity of Liens.	13
3.4	Relative Priority.	13
3.5	Exercise of Remedies.	14
3.6	Exclusions from Collateral.	14
Section 4.	REPRESENTATIONS AND WARRANTIES	14
4.1	Title; Transferability; No Other Liens	14
4.2	Perfected Liens	15
4.3	Jurisdiction of Organization	16
4.4	Credit Card Accounts Receivable and Pharmacy Receivables	16
4.5	Goods and Receivables.	16
4.6	Intellectual Property	17
4.7	[Intentionally Omitted]	18
4.8	Pharmaceutical Laws	18
4.9	HIPAA Compliance	19
4.10	Compliance with Health Care Laws	19
4.11	Prescription Lists	20
4.12	Certificated Pledged Collateral.	20
4.13	Uncertificated Pledged Collateral.	20
4.14	Instruments and Chattel Paper.	20
4.15	Commercial Tort Claims.	20
4.16	As-Extracted Collateral; Timber-to-be-Cut	20

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Section 5.	COVENANTS	21
5.1	Delivery of Instruments and Chattel Paper	21
5.2	Maintenance of Insurance	21
5.3	Maintenance of Perfected Security Interest; Further Documentation	21
5.4	Changes in Name, etc	22
5.5	Delivery of Pledged Collateral	22
5.6	Perfection of Uncertificated Pledged Collateral.	23
5.7	Voting Rights Etc.	23
5.8	Certain Agreements of Grantors As Issuers and Holders of Equity Interests	24
5.9	Commercial Tort Claims	24
5.1	Securities Accounts	24
5.11	Protection and Maintenance of Intellectual Property Collateral	25
Section 6.	REMEDIAL PROVISIONS	26
6.1	Certain Matters Relating to Credit Card Accounts Receivable and Pharmacy Receivables	26
6.2	Communications with Obligors; Grantors Remain Liable	27
6.3	[Intentionally Omitted]	27
6.4	Application of Proceeds.	27
6.5	Code and Other Remedies	27
6.6	Deficiency	30
6.7	Grant of License in Intellectual Property, Software and other Assets	30
Section 7.	THE COLLATERAL AGENT	30
7.1	Collateral Agent’s Appointment as Attorney-in-Fact, etc.	30
7.2	Duty of Collateral Agent	32
7.3	Execution of Financing Statements and Intellectual Property Security Agreements	32
7.4	Authority of the Collateral Agent	33
Section 8.	MISCELLANEOUS	34
8.1	Amendments in Writing	34
8.2	Notices	34
8.3	No Waiver by Course of Conduct Cumulative Remedies	34
8.4	Enforcement Expenses; Indemnification	34
8.5	Successors and Assigns	35
8.6	Set-Off	35
8.7	Counterparts	36
8.8	Severability	36
8.9	Section Headings	36
8.10	Integration	36
8.11	GOVERNING LAW	36
8.12	Intentionally Omitted	36
8.13	Acknowledgements	36
8.14	Additional Grantors	37

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8.15	Releases	37
8.16	Jurisdiction, Etc.	37
8.17	WAIVER OF JURY TRIAL	37
8.18	Interim DIP Term Sheet Guaranty and Collateral Provisions.	38
8.19	Intercreditor Agreement.	38
8.20	Financing Orders.	38

SCHEDULES

Schedule 1     Grantors; Notice Addresses
Schedule 2    [Reserved]
Schedule 3     Jurisdictions of Organization
Schedule 4    Intellectual Property Schedules
Schedule 5    Pledged Collateral

EXHIBITS

Exhibit A    Trademark Security Agreement

Exhibit B    Copyright Security Agreement

Exhibit C    Patent Security Agreement

Exhibit D    Pledged Collateral Supplement

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DEBTOR-IN-POSSESSION GUARANTEE AND COLLATERAL
AGREEMENT
DEBTOR-IN-POSSESSION GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 29, 2018, among (a) each of the entities listed on Schedule 1 hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), and (b) Bank of America, N.A. and Wells Fargo Bank, National Association, as co-collateral agents (collectively in such capacity, the “Co-Collateral Agents”).
W I T N E S S E T H:
WHEREAS, on October 15, 2018 (the “Petition Date”), Sears Holdings Corporation, a Delaware corporation and a debtor and debtor-in-possession (“Holdings”), Sears Roebuck Acceptance Corp., a Delaware corporation and a debtor and debtor-in-possession (“SRAC”), Kmart Corporation, a Michigan corporation and a debtor and debtor-in-possession (“Kmart Corp.”; Kmart Corp. together with SRAC, the “Borrowers”) and certain of the Borrowers’ Subsidiaries (together with any Subsidiary joining in the Chapter 11 Cases (as defined in the Credit Agreement (as defined below) after the Petition Date, collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (together with any other court having jurisdiction over the Chapter 11 Cases or any proceeding therein from time to time, the “Bankruptcy Court”);
WHEREAS, the Debtors are continuing to operate their businesses and manage their properties as debtors-in-possession under Sections 1107 and 1108 of the Bankruptcy Code;
WHEREAS, prior to the Petition Date, the Lenders (as defined in the Credit Agreement) provided loans and other financial accommodations to the Borrowers pursuant to the Prepetition First Lien ABL Credit Agreement (as defined in the Credit Agreement);
WHEREAS, on October 16, 2018, pursuant to the Interim DIP Term Sheet (as defined in the Credit Agreement) and the Interim Financing Order (as defined in the Credit Agreement), the Initial Lenders (as defined in the Credit Agreement) provided to the Borrowers a senior secured superpriority priming post-petition debtor-in-possession asset-based credit facility (the “Interim DIP Facility”) consisting of (a) a new money asset-based term loan in an aggregate principal amount of $111,889,241 and (b) a new money asset-based revolving credit facility with aggregate revolving commitments of $188,110,759; and the revolving loans made thereunder, for operating, working capital and general corporate purposes of the Loan Parties, in each case consistent with, subject to and within the limitations contained in, the Approved Initial Budget (as defined in the Interim DIP Term Sheet), including to pay fees, costs and expenses incurred in connection with the transactions contemplated thereby and other administration costs incurred in connection with the Chapter 11 Cases;
WHEREAS, the Borrowers have requested, and the Lenders have agreed, that the Interim DIP Facility be amended and restated in its entirety on the terms set forth in that certain Superpriority Senior Secured Debtor-In-Possession Asset-Based Credit Agreement, dated as of the date hereof (the “Credit Agreement,” unless otherwise defined herein, terms defined in the

Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement), among Holdings, the Borrowers, the banks, financial institutions and other institutional lenders listed on the signature pages thereof or through an assignment as provided in Section 9.07 thereof, as Revolving Lenders or Term Lenders, as applicable, the Issuing Lenders party thereto, Bank Of America, N.A., as Administrative Agent (the “Agent”), Co-Collateral Agent, and swingline lender, Wells Fargo Bank, National Association, as Co-Collateral Agent and the other agents and arrangers party thereto, to (a) increase the facility size to refinance certain amounts under the Prepetition 2016 Term Loan Facility and the Prepetition Revolving Facility, as well as to refinance certain Prepetition L/C Obligations, and (b) more fully set forth the terms of the Total Extensions of Credit thereunder;
WHEREAS, under the Interim DIP Term Sheet, each Guarantor guaranteed the Borrowers’ obligations and each Borrower and each other Grantor secured all of its obligations under the Interim DIP Term Sheet by granting to the Control Co-Collateral Agent, for the benefit of the Co-Collateral Agents and the other Credit Parties, a security interest in and lien upon substantially all of their existing and after-acquired personal and real property;
WHEREAS, the business of the Borrowers and each other Grantor is a mutual and collective enterprise and the Borrowers and each other Grantor believe that the Total Extensions of Credit and other financial accommodations provided to the Borrowers under the Credit Agreement will enhance the aggregate borrowing powers of the Borrowers and each other Grantor and facilitate the administration of the Chapter 11 Cases and their loan relationship with the Agent, the Co-Collateral Agents and the Lenders, all to the mutual advantage of the Borrowers and each other Grantor;
WHEREAS, each Borrower and each other Grantor acknowledges that it will receive substantial direct and indirect benefits by reason of the making of Extensions of Credit and other financial accommodations to the Borrowers as provided in the Credit Agreement and the Financing Orders;
WHEREAS, the willingness of the Agent, the Co-Collateral Agents and the Lenders to extend financial accommodations to the Borrowers, as more fully set forth in the Credit Agreement and the other Loan Documents, is done solely as an accommodation to the Borrowers and the other Grantors and at the request of the Borrowers and the other Grantor and in furtherance of the mutual and collective enterprise of the Borrowers and the other Grantors; and
WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Grantors execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the premises and to induce the Co-Collateral Agents and the other Credit Parties, party thereto, to enter into the Credit Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged (these recitals being an integral part of this Agreement), the undersigned hereby agree that the guarantee and security provisions of the Interim DIP Term Sheet shall be amended and restated, without novation, in its entirety to read as follows:

SECTION 1.    DEFINED TERMS
1.1    Definitions. (a) The following terms are used herein as defined in the New York UCC: Account Debtor, Accounts, Chattel Paper, Commercial Tort Claims, Control, Deposit Account, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Investment Property, Letter-of-Credit-Rights, Money, Proceeds Records, Securities Accounts, and Supporting Obligations.
(b)    The following terms shall have the following meanings:
“Agreement”: this Debtor-in-Possession Guarantee and Collateral Agreement.
“Borrower Obligations”: with respect to any Borrower, the collective reference to the unpaid principal of and interest on the Advances, the Term Loan and Reimbursement Obligations and all other obligations and liabilities of such Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of such Borrower’s Advances, the Term Loan and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), to any Credit Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Cash Management Service, any Bank Product or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Co-Collateral Agent or to any other Credit Party that are required to be paid by such Borrower pursuant to the terms of any of the foregoing agreements, and all interest, reimbursement obligations, fees, indemnities, costs and expenses accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for any such amounts is allowed in such proceeding). For purposes of Section 2, Borrower Obligations shall be deemed to include any obligation of any Group Member that is not a Borrower in respect of Cash Management Services and Bank Products.
“Collateral”: as defined in Section 3.1.
“Control Co-Collateral Agent”: as defined in Section 7.4(b), or any successor thereto appointed after Bank of America, N.A. has resigned as a Co-Collateral Agent in accordance with the terms of the Credit Agreement.
“Copyrights”: all copyrights (whether statutory or common law, whether established, registered, recorded or otherwise arising under the laws of the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all mask works (as such term is defined in 17 U.S.C. Section 901, et seq.), together with any and all: (i) registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, (ii) rights and privileges arising under applicable law with respect to such copyrights, (iii) all renewals and extensions thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements or other violations thereof, (v) rights to sue for past, present or future infringements thereof, and (vi) rights corresponding thereto throughout the world.
“Copyright Licenses”: any agreement, written or oral, now or hereafter in effect, granting any right to any third party under any Copyright now owned or hereafter acquired by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement, including, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.
“Copyright Security Agreement” an agreement substantially in the form of Exhibit B hereto.
“Credit Agreement”: as defined in the Recitals.
“Excluded Property”: as defined in Section 3.6.
“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2), any other Loan Document, any Cash Management Service or any Bank Products to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Co-Collateral Agent or to any other Credit Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement, any other Loan Document, any Cash Management Service or any Bank Product, and all guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses, or otherwise, after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, are allowed in such proceeding).
“Guarantors”: the collective reference to each Grantor in its capacity as a guarantor pursuant to Section 2.
“Health Care Laws”: all federal, state and local laws, rules, regulations, interpretations, guidelines, ordinances and decrees primarily relating to patient healthcare, any health care provider, medical assistance and cost reimbursement program, as now or at any time hereafter in effect, including, but not limited to, the Social Security Act, the Social Security Amendments of 1972, the Medicare-Medicaid Anti-Fraud and Abuse Amendments of 1977, the Medicare and Medicaid Patient and Program Protection Act of 1987 and HIPAA.
“HIPAA”: the Health Insurance Portability and Accountability Act of 1996.

“Intellectual Property”: the collective reference to all Copyrights, Patents, Trademarks, Intellectual Property Licenses, and all other intellectual property rights and similar property rights of every kind and nature including rights in and to trade secrets and confidential or proprietary information, data and databases, know-how and processes, designs, inventions, technology and software and any other intangible rights, to the extent not covered by the definitions of Patents, Trademarks and Copyrights, whether statutory or common law, whether registered or unregistered, and whether established or registered in the United States or any other country or any political subdivision thereof, together with any and all (i) registrations and applications for the foregoing, (ii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements or other violations thereof, (iii) rights to sue for past, present and future infringements and other violations thereof, and (iv) rights corresponding thereto throughout the world.
“Intellectual Property License”: any Patent License, Trademark License, Copyright License, or any other Intellectual Property license or sublicense agreement (or other agreement granting rights in or to Intellectual Property) to which any Grantor is a party or is otherwise bound.
“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.
“Obligations”: (i) in the case of each Borrower, its Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.
“Patents”: all patents, patent applications, certificates of inventions, and industrial designs (whether established or registered or recorded in the United States, or any other country or any political subdivision thereof), together with any and all: (i) inventions described and claimed therein, (ii) reissues. extensions, divisions, continuations and continuations-in-part thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or other violations thereof, (iv) rights to sue for past, present or future infringements or other violations thereof, and (v) rights corresponding thereto throughout the world.
“Patent Security Agreement”: an agreement substantially in the form of Exhibit C hereto.
“Patent License”: any agreement, whether written or oral, now or hereafter in effect, granting to any third party any right under any Patent now owned or hereafter acquired by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right under any Patent now owned or hereafter acquired by any third party, and all rights of any Grantor under any such agreement, including any agreement providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.
“Pharmaceutical Laws”: federal, state and local laws, rules or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered, relating to dispensing, storing or distributing prescription medicines or products, including laws, rules or regulations relating to the qualifications of Persons employed to do the same.

“Pledged Collateral”: the Pledged Debt and the Pledged Equity.
“Pledged Collateral Supplement”: a Pledged Collateral Supplement in the form attached hereto as Exhibit D.
“Pledged Debt”: the Debt owed to any Grantor, whether or not evidenced by any Instrument, including all Debt described on Schedule 5 hereto, issued by the obligors named therein, the Instruments, if any, evidencing such Debt, and all interest, cash, Instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.
“Pledged Equity”: collectively, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 5 hereto as being owned by any Grantor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Grantor (including by issuance), together with all rights, privileges, authority and powers of such Grantor relating to such Equity Interests or under any organizational document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Grantor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Grantor (including by issuance), together with all rights, privileges, authority and powers of such Grantor relating to such Equity Interests or under any organizational document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Grantor in any manner and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clauses (i) and (ii) upon any consolidation or merger of any issuer of such Equity Interests.
“Prescription List”: all right, title and interest of any Grantor in and to all prescription files maintained by it or on its behalf, including all patient profiles, customer lists, customer information, and other records of prescriptions filled by it, in whatever form and wherever maintained by it or on its behalf, and all goodwill and other intangible assets arising from the maintenance of such records and the possession of the information contained therein.
“Receivables”: all (i) Accounts, (ii) rights to payment evidenced by Chattel Paper or Instruments and (iii) Payment Intangibles, and all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including Commercial Tort Claims, regardless of how classified under the UCC, together with all of the Grantors’ rights, if any, in any goods or other property giving rise to such right to payment and all collateral support and Supporting Obligations related thereto and all Records relating thereto.
“Securities Act”: the Securities Act of 1933.

“Trademarks”: all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, slogans, logos, internet domain names and other source or business identifiers, whether statutory or common law, whether registered or unregistered, and whether established or registered in the United States or any other country or any political subdivision thereof, together with any and all: (i) registrations and recordings thereof, and all applications in connection therewith, (ii) all goodwill associated therewith and symbolized thereby, now existing or hereafter adopted or acquired (iii) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (iv) reissues, continuations, extensions and renewals thereof, (v) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or other violations thereof, (vi) rights to sue for past, present and future infringements, dilutions or other violations thereof, and (vii) rights corresponding thereto throughout the world.
“Trademark Security Agreement”: an agreement substantially in the form of Exhibit A hereto.
“Trademark License”: any agreement, whether written or oral, now or hereafter in effect, granting to any third party any right under any Trademark now owned or hereafter acquired by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right under any Trademark now owned or hereafter acquired by any third party, and all rights of any Grantor under any such agreement.
1.2    Other Definitional Provisions.
(a)    In this Agreement, unless otherwise specified, (a) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” (b) “including” means “including without limitation”; and (c) any reference to a time of day means Eastern time.
(b)    With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document, the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property”

shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION 2.    GUARANTEE
2.1    Guarantee. (a) Each of the Guarantors (other than the Borrowers) hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Borrower. Each Borrower hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each other Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of each such other Borrower.
(b)    [Reserved].
(c)    Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Co-Collateral Agent or any other Credit Party hereunder.
(d)    The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding (unless the same has been Cash Collateralized or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations.
(e)    No payment made by any of the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by any Co-Collateral Agent or any other Credit Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of any of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until each of the Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) are paid in full, no Letter of Credit shall be outstanding (unless the same has been Cash Collateralized or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments are terminated.
2.2    Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3 (including the subordination provisions contained therein). The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Co-Collateral Agents and the other Credit Parties, and each Subsidiary Guarantor shall remain liable to the Co-Collateral Agents and the other Credit Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder. This Section 2.2 shall not apply to Sears in its capacity as a Guarantor of the Borrower Obligations of SRAC, or to Kmart in its capacity as a Guarantor of the Borrower Obligations of Kmart Corp.
2.3    No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Co-Collateral Agent or any other Credit Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Co-Collateral Agent or any other Credit Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Co-Collateral Agents or any other Credit Party for the payment of any of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution, reimbursement or indemnification from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, and notwithstanding the foregoing, in the event that any Guarantor possesses any such rights of subrogation, contribution, reimbursement or indemnification, all such rights shall in all respects be subordinated and junior in right of payment, until all amounts owing to the Co-Collateral Agents and the other Credit Parties by each of the Borrowers on account of its Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) are paid in full, no Letter of Credit shall be outstanding (unless the same has been Cash Collateralized or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation, contribution, reimbursement or indemnification rights at any time when any of the Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Co-Collateral Agents and the other Credit Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be transferred to the Agent’s Account (or as the Co-Collateral Agents may otherwise direct) in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Agent may determine.
2.4    Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Co-Collateral Agents or any other Credit Party may be rescinded by the Co-Collateral Agents or such other Credit Party and any of the Borrower Obligations continued, and any of the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Co-Collateral Agents or any other Credit Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Co-Collateral Agents (or the Required Lenders or all Lenders, as the case may be) or any other Credit Party, if applicable, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Co-Collateral Agents or any other Credit Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Co-Collateral Agents nor any other Credit Party shall have any obligation to any Loan Party or other Person, to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.
2.5    Guarantee Absolute and Unconditional.
(a)    Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Co-Collateral Agents or any other Credit Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Co-Collateral Agents and the other Credit Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Borrowers or any of the Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement, any other Loan Document, any Letter of Credit, any Cash Management Service, any Bank Product or any other document made, delivered or given in connection with any of the foregoing, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Co-Collateral Agents or any other Credit Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against any Co-Collateral Agent or any other Credit Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Co-Collateral Agents or any other Credit Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for any of the Borrower Obligations or any right of offset with respect thereto, and any failure by the Co-Collateral Agents or any other Credit Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any of the Borrowers, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Co-Collateral Agents or any other Credit Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
(b)    The obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Co-Collateral Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document, any Letter of Credit, any Cash Management Service, any Bank Product or any other document made, delivered or given in connection with any of the foregoing or any other agreement, by any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than upon a written release of such Guarantor from the Co-Collateral Agents or upon the indefeasible payment in full in cash of all the Borrower Obligations after the Commitments have been terminated).
(c)    The Co-Collateral Agents may, at their election upon the occurrence and during the continuance of an Event of Default (and subject to the Financing Orders and the Intercreditor Agreement), foreclose on any Collateral held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such Collateral in lieu of foreclosure, compromise or adjust any part of the Borrower Obligations, make any other accommodation with any Guarantor, or exercise any other right or remedy available to them against any Guarantor, without affecting or impairing in any way the liability of any other Guarantor hereunder except to the extent that all the Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) have been indefeasibly paid in full in cash and the Commitments have been terminated. Each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor, as the case may be, or any Collateral.
2.6    Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations or the Guarantor Obligations is rescinded or must otherwise be restored or returned by the Co-Collateral Agents or any other Credit Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.7    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid without set-off or counterclaim in Dollars, to the Agent’s Account, or such other account as the Co-Collateral Agents may designate in accordance with Section 9.02 of the Credit Agreement.
SECTION 3.    GRANT OF SECURITY INTEREST
3.1    Collateral; Grant of Security Interest. Each Grantor hereby grants to the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:
(a)    All Accounts and Receivables (including all Credit Card Accounts Receivable and all Pharmacy Receivables);
(b)    all General Intangibles (including all Payment Intangibles);
(c)    all Equipment, Inventory, Fixtures and Goods;
(d)    all Pledged Collateral;
(e)    all Investment Property;
(f)    all Intellectual Property;
(g)    all Chattel Paper (including all Tangible Chattel Paper and all Electronic Chattel Paper and all Chattel Paper relating to Credit Card Accounts Receivable and Pharmacy Receivables);
(h)    all Instruments (including all Instruments relating to Credit Card Accounts Receivable and Pharmacy Receivables);
(i)    all Prescription Lists;
(j)    all Documents;
(k)    all Deposit Accounts (including all DDAs), Securities Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Grantor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(l)    all Money, cash and cash equivalents;
(m)    all proceeds, products, offspring, or profits from all dispositions or monetizations of leases of real property;
(n)    effective upon the entry of the Final Financing Order, all proceeds of claims or causes of action that the Grantors may be entitled to assert by reason of any avoidance or other power vested in or on behalf of the Grantors or the estates of the Grantors under Chapter 5 of the Bankruptcy Code or under state law and any and all recoveries and settlements thereof;
(o)    all Commercial Tort Claims;
(p)    all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);
(q)    to the extent not otherwise included, all Proceeds, insurance claims, Supporting Obligations and products of any and all of the foregoing; and all collateral security and guarantees given by any Person with respect to any of the foregoing; and
(r)    all DIP ABL Collateral (as defined in the Final Financing Order).
The security interest and Lien provided for herein may be independently granted by the other Loan Documents, including pursuant to the Interim Financing Order and the Final Financing Order. This Agreement, the Financing Orders and such other Loan Documents supplement each other, without in any way diminishing or limiting the effects of each other or any Lien, claim or security interest granted thereunder, and the grants priorities, rights and remedies of the Co-Collateral Agents and the Credit Parties hereunder and thereunder are cumulative.
3.2    No Assumption of Liability. The security interest in the Collateral, granted to the Control Co-Collateral Agent is granted as security only and shall not subject the Co-Collateral Agents or any other Credit Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.
3.3    Validity of Liens. The Lien and security interest hereunder shall be deemed valid, binding, continuing, enforceable fully perfected Liens on the Collateral owned by a Grantor by entry of the Interim Financing Order or, after entry thereof, the Final Financing Order. The Control Co-Collateral Agent may, but shall not be required to, file any financing statements, notices of Lien or similar instruments on Collateral owned by a Grantor in any jurisdiction or filing office or to take any other action in order to validate or perfect such Liens and security interests granted by or pursuant to this Agreement, the Interim Financing Order or, after entry thereof, the Final Financing Order, or any other Loan Document.
3.4    Relative Priority. The Lien and security interest, the priority thereof, and other rights and remedies granted to the Control Co-Collateral Agent for the benefit of the Credit

Parties pursuant to this Agreement, the Intercreditor Agreement, the other Loan Documents, the Interim Financing Order or, after entry thereof, the Final Financing Order (including but not limited to the existence, validity, enforceability, extent, perfection and priority of such Lien and security interest) and the superpriority claims provided therein shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Grantor (pursuant to any applicable Debtor Relief Laws or otherwise), or by any dismissal or conversion of any applicable Chapter 11 Cases. Without limitation, and notwithstanding any such financing, extension, incurrence, dismissal or conversion:
(a)    Except for the Carve-Out, to the extent set forth in the Financing Orders, the Intercreditor Agreement or as otherwise permitted under the Loan Documents, no administrative expense claims which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims are or will be prior to or pari passu with any claim of the Control Co-Collateral Agent or any other Credit Party against any Grantor in respect of such Grantor’s Obligations; and
(b)    The Lien and security interest granted to the Control Co-Collateral Agent pursuant to this Agreement, the Financing Orders, and the other Loan Documents shall constitute valid, binding, continuing, enforceable and fully perfected Liens with the priority set forth in the Intercreditor Agreement and the Financing Orders without the necessity for the Control Co-Collateral Agent to file any financing statements or otherwise perfect the security interest under applicable non-bankruptcy law.
3.5    Exercise of Remedies. Notwithstanding anything herein to the contrary, (a) the exercise of any right or remedy by the Collateral Agents hereunder with respect to the Collateral or any Lien purported to be granted to the Control Co-Collateral Agent for the benefit of the Credit Parties pursuant to this Agreement is subject to the delivery of any notice expressly required pursuant to Section 7.02 of the Credit Agreement, the terms of the Intercreditor Agreement and the expiry of any notice period applicable to the exercise of such right or remedy pursuant to the Financing Orders and (b) if any conflict exists between this Agreement and the Interim Financing Order (and, when applicable, the Final Financing Order) with respect to (i) a Grantor, (ii) any notice(s) required in connection with the exercise of any rights or remedies by any Credit Party, or (iii) any rights of the Loan Parties and their Subsidiaries pursuant to Paragraphs 2 and 10 of the Financing Orders to use Cash Collateral and the proceeds of the DIP ABL Facility and the applicable Loan Documents, then the provisions of the Interim Financing Order (and, when applicable, the Final Financing Order), shall govern and control.
3.6    Exclusions from Collateral. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 3.1 hereof attach to any of the following (collectively, the “Excluded Property”): assets expressly excluded from “DIP ABL Collateral” (as defined in the Financing Orders) pursuant to Paragraph 13 of the Final Financing Order.

SECTION 4.    REPRESENTATIONS AND WARRANTIES
To induce the Co-Collateral Agents and certain other Credit Parties to enter into the Credit Agreement and to induce the Lenders and the Swing Line Lender to make their respective extensions of credit to the Borrowers thereunder and the Issuing Lender to issue the Letters of Credit, each Grantor hereby represents and warrants to the Co-Collateral Agents and the other Credit Parties that:
4.1    Title; Transferability; No Other Liens. Except for the security interest granted to the Control Co-Collateral Agent for the ratable benefit of the Credit Parties pursuant to this Agreement and the Financing Orders, and the other Liens permitted to exist on the Collateral by the Credit Agreement, the Intercreditor Agreement and the Financing Orders, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties, pursuant to this Agreement or as are permitted by the Credit Agreement, the Intercreditor Agreement or the Financing Orders. Except as permitted by the Credit Agreement, the Intercreditor Agreement, the Financing Orders or hereunder, there is no agreement, order, judgment or decree, and no Grantor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Collateral or otherwise impair or conflict with such Grantor’s obligations or the rights of the Co-Collateral Agents hereunder. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property pursuant to clauses (h) and (j) of the definition of “Permitted Dispositions”
4.2    Perfected Liens.
(a)    The security interests granted pursuant to this Agreement and pursuant to the applicable Financing Order constitute valid perfected security interests in all of the Collateral in favor of the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor having the priority set forth in the Intercreditor Agreement and the Financing Orders (and subject to Permitted Liens having priority over the Liens of the Control Co-Collateral Agent pursuant to applicable law).
(b)    Each Co-Collateral Agent hereby appoints the other Co-Collateral Agents, and each hereby agrees to serve, as agent and bailee for the others for the limited purpose of perfecting their respective security interests, granted for the benefit of the Credit Parties, on the Collateral which may at any time be in its possession during the term of this Agreement, including any rights with respect to Deposit Accounts, Documents or other Collateral which is perfected by “control” under the New York UCC or any other applicable jurisdiction.
(c)    Without in any way limiting the foregoing, each Grantor hereby acknowledges that (i) any and all financing statements filed under the UCC in connection with the Prepetition First Lien ABL Credit Agreement, naming Bank of America, N.A., as Control Co-

Collateral Agent (or otherwise as a representative for itself and other financial institutions), as secured party, and such Grantor, as debtor and (ii) any and all financing statements filed under the UCC in connection with the Interim DIP Facility, naming Bank of America, N.A., as Control Co-Collateral Agent (or otherwise as a representative for itself and other financial institutions), as secured party, and such Grantor, as debtor, in each case, shall be effective to perfect the Control Co-Collateral Agent’s security interest granted by such Grantor pursuant to this Agreement to the extent such security interest may be perfected by the filing of financing statements under the UCC for the purposes of so perfecting the security interests granted by such Grantor hereunder and such pre-filings of financing statements are hereby ratified in all respects. Until all the Obligations and the Prepetition ABL Obligations have been indefeasibly paid in full in cash pursuant to Section 9.13 of the Credit Agreement, the provisions of this subsection (c) shall continue to be effective and not subject to any right of termination in respect of the security interests granted herein.
4.3    Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization and identification number from the jurisdiction of organization (if any) are specified on Schedule 3. Such Grantor has furnished to the Co-Collateral Agents a charter, certificate of incorporation or other formation document and good standing certificate as of a date which is recent to the date hereof
4.4    Credit Card Accounts Receivable and Pharmacy Receivables.
(a)    No amount payable to such Grantor under or in connection with any Credit Card Accounts Receivable or Pharmacy Receivables is evidenced by any Instrument or Chattel Paper having a face value in excess of $1,000,000 which has not been delivered to the Co-Collateral Agents in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank.
(b)    None of the obligors on any Credit Card Accounts Receivable is a Governmental Authority.
(c)    Each Credit Card Accounts Receivable is a bona fide existing payment obligation of a credit card payment processor or an issuer of credit cards to a Grantor resulting from charges by a customer of a Grantor on credit cards issued by such issuer in connection with the sale of goods by such Grantor, or services performed by such Grantor, in each case in the ordinary course of its business.
(d)    Each Pharmacy Receivable represents a bona fide existing interest in or claim relating to a policy of insurance which is a right of a Grantor to payment of a monetary obligation for healthcare goods sold by such Grantor, or services provided by such Grantor, in each case in the ordinary course of its business.
(e)    Except as would not be reasonably expected to result in a Material Adverse Effect, there are no facts, events or occurrences which would impair the validity of any Credit Card Accounts Receivable or any Pharmacy Receivables, or tend to reduce the amount payable thereunder from the face amount of the claim or invoice or statements delivered to the Agent with respect thereto (other than arising in the ordinary course of business).

4.5    Goods and Receivables.
(a)    To the applicable Grantor’s knowledge, each Receivable with a value in excess of $1,000,000 (i) is the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is enforceable in accordance with its terms, except to the extent, in the case of subclause (i) and (ii), that the enforceability thereof may be limited by the Chapter 11 cases and applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and (iii) is not subject to any credits, rights of recoupment, setoffs or defenses by such Account Debtor (except with respect to refunds, returns and allowances in the ordinary course of business) and (iv) is in compliance, in all respects, with all applicable laws, whether federal, state or local; and
(b)    other than any Inventory or Equipment in transit, all material amounts of the Equipment and Inventory included in the Collateral are located at the locations specified in Schedule 5(a), Schedule 5(b), Schedule 5(c) or Schedule 5(d) of the Perfection Certificate.
4.6    Intellectual Property
(a)    Schedule 4(a) hereto sets forth a true and accurate list of all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by such Grantor.
(b)    Such Grantor is the sole and exclusive beneficial and record owner of the entire right, title, and interest in and to the Intellectual Property listed on Schedule 4(a) hereto. Each Grantor: (i) owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business as currently conducted or to sell the Collateral in the ordinary course, free and clear of all Liens, except for Permitted Liens; (ii) all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of such Grantor and none of the Intellectual Property included in the Collateral has been licensed by such Grantor to any affiliate or third party, except as permitted by the Credit Agreement; (iii) the Intellectual Property listed on Schedule 4(a) and, to such Grantor’s knowledge, the Intellectual Property licensed pursuant to Intellectual Property Licenses listed on Schedule 7(a), Schedule 7(b) and Schedule 7(c) of the Perfection Certificate, all other material Intellectual Property included in the Collateral, is subsisting, in full force and effect, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Intellectual Property material to its business as currently conducted and included in the Collateral in full force and effect; (iv) to such Grantor’s knowledge, the Intellectual Property included in the Collateral that is material to such Grantor’s business is valid and enforceable; (v) no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority, including an Intellectual Property registry, challenging the validity of such Grantor’s right to register, or such Grantor’s rights to own or use, any material Intellectual Property included in the Collateral and no such action or proceeding is pending or, to such Grantor’s knowledge, threatened, other than routine office actions in the course of prosecution; (vi) except as would not be material to the operation of the business as a whole, such Grantor has used proper statutory notice of registration in connection with its use of registered Trademarks, Patents, and notice of copyright in connection with the publication of Copyrighted works, which are material to the business of such Grantor; (vii) such Grantor uses consistent standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with the Trademarks included in the Collateral and has taken all action necessary to insure that all licensees of such Trademarks which are owned by such Grantor adhere to such Grantor’s standards of quality; (viii) the conduct of such Grantor’s business does not infringe upon any Intellectual Property owned or controlled by a third party; (ix) no litigation is pending or threatened in writing against such Grantor, and no claim has been made in writing that remains unresolved, that the use of any Intellectual Property owned or used by such Grantor (or any of its respective licensees) violates the Intellectual Property rights of any third party in any material respect; (x) no third party is infringing upon any Intellectual Property owned or used by such Grantor in any material respects; (xi) no Intellectual Property Licenses, settlement or consents, covenants not to sue, non-assertion assurances, or releases have been entered into by such Grantor, or to which such Grantor is bound, that materially and adversely affect such Grantor’s rights to own or use any Intellectual Property included in the Collateral or conduct its business; (xii) such Grantor has not made a previous commitment constituting a present or future assignment sale, transfer, of any Intellectual Property included in the Collateral that has not been terminated or released and (xiii) there is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property included in the Collateral, other than Permitted Liens and those in favor of the Co-Collateral Agent.
(c)     Each Grantor shall take all reasonable and necessary steps to maintain and preserve the benefit of each Trademark License, Copyright License and Patent License which relates to Intellectual Property to the extent that the use of such Intellectual Property would be reasonably necessary in connection with the Co-Collateral Agents’ enforcement of any of its remedies under the Loan Documents.
(d)    Except for consents which have been obtained, such Grantor does not own any Eligible Inventory which is subject to any Copyright License, Trademark License or Patent License or other agreement with any third party which would require any consent of any third party upon sale or disposition of that Eligible Inventory where such sale or disposition is made pursuant to a going-out-of-business sale, orderly liquidation or similar sale, in each case, to the extent such going-out-of-business sale, orderly liquidation or similar sale is conducted at the Stores, and such Grantor will promptly deliver notice to the Co-Collateral Agents upon entering into any Copyright License, Trademark License or Patent License or amendment thereto which would require any such consent.
4.7    [Intentionally Omitted]
4.8    Pharmaceutical Laws.
(a)    The Grantors have obtained all permits, licenses and other authorizations which are required with respect to the ownership and operations of their businesses under any Pharmaceutical Law, except where the failure to obtain such permits, licenses or other authorizations would not reasonably be expected to have a Material Adverse Effect.
(b)    The Grantors are in compliance with all terms and conditions of all such permits, licenses, orders and authorizations, and are also in compliance with all Pharmaceutical Laws, including all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Pharmaceutical Laws, except where the failure to comply with such terms, conditions or laws would not reasonably be expected to have a Material Adverse Effect.
(c)    None of the Grantors have any liabilities, claims against them, and presently outstanding notices imposed or based upon any provision of any Pharmaceutical Law, except for such liabilities, claims, citations or notices which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
4.9    HIPAA Compliance.
(a)    To the extent that and for so long as a Grantor is a “covered entity” within the meaning of HIPAA, and except as would not be reasonably expected to result in a Material Adverse Effect, such Grantor (i) has undertaken or will promptly undertake all applicable surveys, audits, inventories, reviews, analyses and/or assessments (including any required risk assessments) of all areas of its business and operations required by HIPAA and/or that could be adversely affected by failure of such Grantor to be HIPAA Compliant (as defined below); (ii) has developed or will promptly develop a detailed plan and time line for becoming HIPAA Compliant (a “HIPAA Compliance Plan”); and (iii) has implemented or will implement those provisions of such HIPAA Compliance Plan in all material respects necessary to ensure that such Grantor is or becomes HIPAA Compliant.
(b)    For purposes hereof, “HIPAA Compliant” shall mean that a Grantor to the extent legally required (i) is or will use commercially reasonable efforts to be in compliance in all material respects with each of the applicable requirements of the so-called “Administrative Simplification” provisions of HIPAA on and as of each date that any part thereof, or any final rule or regulation thereunder, becomes effective in accordance with its or their terms, as the case may be (each such date, a “HIPAA Compliance Date”) and (ii) is not and could not reasonably be expected to become, as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that has or could reasonably be expected to have a Material Adverse Effect.
4.10    Compliance with Health Care Laws.
(a)    Except as would not reasonably be expected to result in a Material Adverse Effect, each Grantor is in compliance with all Health Care Laws, including all Medicare and Medicaid program rules and regulations applicable to it. Without limiting the generality of the foregoing, except as would not be expected to result in a Material Adverse Effect, no Grantor has received notice of any violation of any provisions of the Medicare and Medicaid Anti-Fraud and Abuse or Anti-Kickback Amendments of the Social Security Act (presently codified in Section 1128(B)(b) of the Social Security Act) or the Medicare and Medicaid Patient and Program Protection Act of 1987.
(b)    Except as would not reasonably be expected to result in a Material Adverse Effect, each Grantor has maintained all records required to be maintained by the Joint Commission on Accreditation of Healthcare Organizations, the Food and Drug Administration, Drug Enforcement Agency and State Boards of Pharmacy and the Federal and State Medicare and Medicaid programs as required by the Health Care Laws or other applicable law or regulation and each Grantor and the owners of the facilities and other businesses managed by any Grantor have all permits, licenses, franchises, certificates and other approvals or authorizations of Governmental Authority as are required under Health Care Laws and such insurance laws and regulations, as are applicable thereto.
4.11    Prescription Lists. Except as provided under applicable law, including any applicable Health Care Laws, Pharmaceutical Laws and privacy laws, and except as would not be expected to result in a Material Adverse Effect, (i) there are no limitations or restrictions on the rights of any Grantor to sell, transfer or otherwise assign any Prescription List to any third party; and (ii) each Prescription List is in good and marketable condition.
4.12    Certificated Pledged Collateral. Except for those certificates, agreements or instruments to be delivered pursuant to Schedule 6.01(q) of the Credit Agreement, all certificates, agreements or instruments representing or evidencing the Pledged Collateral in existence on the date hereof have been delivered to the Control Co-Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Control Co-Collateral Agent has a perfected security interest therein (subject only to Permitted Liens) having the priority set forth in the Intercreditor Agreement and the Financing Orders.
4.13    Uncertificated Pledged Collateral. The Control Co-Collateral Agent has a perfected security interest (subject only to Permitted Liens and the Financing Orders) in all uncertificated Pledged Collateral that is in existence on the date hereof under the UCC having the priority set forth in the Intercreditor Agreement and the Financing Orders.
4.14    Instruments and Chattel Paper. Except for those certificates, agreements or instruments to be delivered pursuant to Schedule 6.01(q) of the Credit Agreement,, each Grantor represents and warrants that all Instruments, Chattel Paper and Electronic Chattel Paper in listed on Schedule 4(a) of the Perfection Certificate have been delivered to the Control Co-Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Control Co-Collateral Agent has a perfected security interest therein (subject only to Permitted Liens) having the priority set forth in the Intercreditor Agreement and the Financing Orders.
4.15    Commercial Tort Claims. As of the date hereof, each Grantor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 12 of the Perfection Certificate.

4.16    As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Grantor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date hereof such Grantor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Grantor shall promptly upon the acquisition or obtaining thereof furnish the Control Co-Collateral Agent with written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be reasonably necessary or deemed desirable by the Control Co-Collateral Agent to perfect the security interest of the Control Co-Collateral Agent therein.
SECTION 5.    COVENANTS
Each Grantor covenants and agrees with the Co-Collateral Agents and the other Credit Parties that, until the Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) shall have been paid in full, no Letter of Credit shall be outstanding (unless the same has been Cash Collateralized or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments shall have terminated:
5.1    Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Chattel Paper or transferable records, such Instrument, Chattel Paper or transferable records shall be promptly (but in any event within 10 Business Days after acquisition thereof by such Grantor or such longer period as may be agreed to in writing by the Control Co-Collateral Agent in its sole discretion) delivered to the Control Co-Collateral Agent, duly indorsed in a manner satisfactory to the Control Co-Collateral Agent, to be held as Collateral pursuant to this Agreement.
5.2    Maintenance of Insurance. Such Grantor will maintain insurance as and to the extent required under the Credit Agreement.
5.3    Maintenance of Perfected Security Interest; Further Documentation.
(a)    Such Grantor shall maintain the security interest created by this Agreement and the Financing Orders as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the Financing Orders, the Intercreditor Agreement and the rights of such Grantor under the Loan Documents to dispose of the Collateral.
(b)    At any time and from time to time, upon the written request of the Co-Collateral Agents, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Co-Collateral Agents may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form and substance reasonably satisfactory to the Co-Collateral Agents and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Collateral as provided herein, in the Intercreditor Agreement and the Financing Orders and to preserve the other rights and interests granted to the Co-Collateral Agents hereunder, as against third parties, with respect to the Collateral, in each case, to the extent a security interest can be perfected by such filings and (ii) to the extent applicable, taking any actions necessary to enable the Co-Collateral Agents to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.
(c)    If any Grantor shall, at any time after the date hereof, obtain any ownership or other rights in and to any additional Intellectual Property, then the provisions of this Agreement shall automatically apply thereto and any such Intellectual Property shall automatically constitute Collateral and shall be subject to the lien and security interest created by this Agreement and the Financing Orders, without further action by any party. Each Grantor shall provide to the Control Co-Collateral Agent written notice of any such additional Intellectual Property which is the subject of a registration or application (including Intellectual Property which was theretofore unregistered and becomes the subject of a registration or application) and deliver to Control Co-Collateral Agent a Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement, as applicable, or such other instrument in form and substance reasonably acceptable to the Control Co-Collateral Agent, and undertake the filing of any instruments or statements as shall be reasonably necessary to create, record, preserve, protect or perfect the Control Co-Collateral Agent’s security interest in such Intellectual Property. Such Grantor shall provide such notice and deliver the appropriate agreements and make any required filings (i) on a quarterly basis or such longer period as may be agreed to in writing by the Control Co-Collateral Agent in its sole discretion after such Grantor’s acquisition of any Intellectual Property rights (other than U.S. registered Copyrights) and (ii) on a monthly basis or such longer period as may be agreed to in writing by the Control Co-Collateral Agent in its sole discretion after such Grantor’s acquisition of any U.S registered Copyrights. Further, each Grantor authorizes the Co-Collateral Agents to modify this Agreement by amending Schedule 4 to include any such after-acquired applications or registrations for Intellectual Property included in the Collateral (but the failure to so modify such schedule shall not be deemed to affect the Control Co-Collateral Agent’s security interest in such Intellectual Property).
5.4    Changes in Name, etc. Such Grantor will not, except upon 15 days’ prior written notice to the Co-Collateral Agents and delivery to the Co-Collateral Agents of all additional financing statements and other documents reasonably requested by the Co-Collateral Agents to maintain the validity, perfection and priority of the security interests provided for herein, change its organizational form from that of a registered entity to an unregistered entity (or from an unregistered entity to a registered entity) or change its jurisdiction of organization from that referred to in Section 4.3. Such Grantor will provide 15 days’ prior written notice to the Co-Collateral Agents of any change in its name or organizational form (other than changes in organizational form referred to in the immediately preceding sentence).

5.5    Delivery of Pledged Collateral. Each Grantor hereby agrees that all certificates or instruments representing or evidencing the Pledged Collateral acquired by such Grantor after the date hereof shall promptly (but in any event within 10 Business Days after acquisition thereof] by such Grantor or such longer period as may be agreed to in writing by the Control Co-Collateral Agent in its sole discretion together with a Pledged Collateral Supplement) be delivered to and held by or on behalf of the Control Co-Collateral Agent pursuant hereto. All certificates or instruments representing or evidencing the Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Control Co-Collateral Agent. The Control Co-Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default and subject to the Intercreditor Agreement, to endorse, assign or otherwise transfer to or to register in the name of the Control Co-Collateral Agent or any of its nominees or endorse for negotiation any or all of the Pledged Collateral, without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default and subject to the Intercreditor Agreement, the Control Co-Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.
5.6    Perfection of Uncertificated Pledged Collateral. Each Grantor agrees that after the occurrence and during the continuation of an Event of Default and subject to the Intercreditor Agreement, upon request of the Control Co-Collateral Agent to (i) cause such pledge to be recorded on the equityholder register of the books of the issuer and give the Control Co-Collateral Agent the right to transfer any Pledged Equity in the pursuit of remedies under the terms hereof and (ii) cause any Pledged Equity to become certificated (to the extent possible under applicable law) and delivered to the Control Co-Collateral in accordance with the provisions of Section 5.5.
5.7    Voting Rights Etc.
(a)    So long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Equity or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement, the Financing Orders or any other document evidencing the Obligations.
(b)    So long as no Event of Default shall have occurred and be continuing, the Control Co-Collateral Agent shall be deemed without further action or formality to have granted to each Grantor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Grantor and at the sole cost and expense of the Grantors, from time to time execute and deliver (or cause to be executed and delivered) to such Grantor all such instruments as such Grantor may reasonably request in order to permit such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.7(a)(i) hereof or the Financing Orders and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.7(a)(ii) hereof or the Financing Orders.

(c)    Upon the occurrence and during the continuance of any Event of Default, all rights of each Grantor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.7(a)(i) hereof shall immediately cease, and, subject to the terms of the Intercreditor Agreement and the Financing Orders, all such rights shall thereupon become vested in the Control Co-Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.
(d)    Each Grantor shall, at its sole cost and expense, from time to time execute and deliver to the Control Co-Collateral Agent appropriate instruments as the Control Co-Collateral Agent may reasonably request in order to permit the Control Co-Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.7(c).
(e)    Except as permitted by the Credit Agreement or the Financing Orders, without the prior written consent of the Control Co-Collateral Agent, no Grantor shall take any action to: (i) permit any issuer of any Pledged Equity that is a Grantor to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer (provided that the foregoing shall not preclude equity investments in subsidiaries expressly permitted pursuant to the terms of the Credit Agreement) unless such Grantor shall promptly notify the Control Co-Collateral Agent in writing of any such action and, in such event, shall take all steps necessary or advisable to establish the Control Co-Collateral Agent’s “control” thereof, (ii) permit any issuer of any Pledged Equity to dispose of all or substantially all of their assets, (iii) (A) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity or waive or amend the terms of any Pledged Debt or (B) forgive any amount owed pursuant to any Pledged Debt, or (iv) cause any issuer of any Pledged Equity which is not a security (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Equity to be treated as securities for purposes of the UCC.
5.8    Certain Agreements of Grantors As Issuers and Holders of Equity Interests.
(a)    In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.
(b)    In the case of each Grantor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Grantor hereby consents to the extent required by the applicable organizational document to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Collateral in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default and subject to the Intercreditor Agreement, to the transfer of such Pledged Collateral to the Control Co-Collateral Agent or its nominee and to the substitution of the Control Co-Collateral

Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.
5.9    Commercial Tort Claims. If any Grantor shall at any time after the date hereof hold or acquire a Commercial Tort Claim, such Grantor shall, promptly following such acquisition, notify the Control Co-Collateral Agent thereof in a writing signed by such Grantor and reasonably describing the details thereof and shall grant to the Control Co-Collateral Agent in such writing a security interest therein (subject to Permitted Liens) and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Control Co-Collateral Agent.
5.10    Securities Accounts. Each Grantor shall deliver a Securities Account Control Agreement to the Control Co-Collateral Agent within 30 days of the Effective Date with respect to each Securities Account existing on the Effective Date, and, with respect to any Securities Account established or acquired after the Effective Date, within 30 days of the date so acquired or established (or such later date as may be agreed to in writing by the Control Co-Collateral Agent in its sole discretion). Each Grantor shall take all actions necessary to establish the Control Co-Collateral Agent’s control of each such Securities Account. Each Grantor shall be the sole account holder of each Securities Account maintained by it and, subject to the terms of the Intercreditor Agreement and the Financing Orders, shall not allow any other Person to have control over a Securities Account or any Property deposited therein. Each Grantor shall promptly notify the Control Co-Collateral Agent of any opening or closing of a Securities Account and will amend Schedule 2(a) of the Perfection Certificate to reflect same. Notwithstanding any other provisions contained in any Loan Documents, the Borrower and the other Grantors shall not open or close any Securities Account during the occurrence of an Event of Default without the Control Co-Collateral Agent’s advance written consent.
5.11    Protection and Maintenance of Intellectual Property Collateral. On a continuing basis, each Grantor shall, at its sole cost and expense:
(a)    promptly following its becoming aware thereof, notify the Control Co-Collateral Agent of (i) the institution of any proceeding in any court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office or any foreign counterpart, or any adverse determination in any such proceeding (other than office actions or other determinations in the ordinary course of prosecution before the United States Patent and Trademark Office or the United States Copyright Office or any foreign counterpart), regarding the validity or enforceability of any material Intellectual Property included in the Collateral, or such Grantor’s right to register, own or use such material Intellectual Property; or (ii) any event which may be reasonably expected to materially and adversely affect the value of any material Intellectual Property included in the Collateral or the Intellectual Property of the Grantors, taken as a whole, or the rights and remedies of the Co-Collateral Agents in relation thereto;
(b)    all reasonable steps, including in the United States Patent and Trademark Office, the United States Copyright Office and any other governmental authority located in the United States, or any similar office in any state or other country or any political subdivision thereof, to maintain the validity and enforceability of any material registered Intellectual Property (or applications therefor) included in the Collateral in full force and effect, and not permit to become abandoned, dedicated to the public, or permitted to lapse any material Intellectual Property included in the Collateral, except as permitted by the Credit Agreement;
(c)    pursue the registration and maintenance of each material Patent, Trademark, or Copyright registration or application of such Grantor included in the Collateral, including the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office, the United States Copyright Office or other governmental authorities in the United States (or any similar office in any other country or any political subdivision thereof), the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings;
(d)    take commercially reasonable action to prosecute infringements, dilutions and other violations of material Intellectual Property included in the Collateral, including commencement of a suit, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any Intellectual Property included in the Collateral, except as shall be consistent with commercially reasonable business judgment;
(e)    not license any Intellectual Property included in the Collateral, except as permitted by the Credit Agreement, or consent to amend any Intellectual Property License in a manner that materially and adversely affects the right of such Grantor to receive payments thereunder, or in any manner that would materially impair the security interest on the Intellectual Property included in the Collateral created hereby;
(f)    take all reasonable and necessary steps to maintain and preserve the benefit of each Trademark License, Copyright License and Patent License to the extent that the use of such Intellectual Property would be reasonably necessary in connection with the Co-Collateral Agents’ enforcement of any of its remedies under the Loan Documents;
(g)    without limiting the Co-Collateral Agents’ rights and each Grantor’s obligations under Section 6.7 below, furnish to the Co-Collateral Agents from time to time upon either Co-Collateral Agent’s request but, in the case of all Intellectual Property other than U.S. registered Copyrights, not more often than once each quarter and in the case of U.S. registered Copyrights, not more often than once each month, reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property included in the Collateral and such other materials evidencing or reports pertaining to any Intellectual Property included in the Collateral as either Co-Collateral Agent may reasonably request;
(h)    use proper notice of registration in connection with its use of registered Trademarks and Patents, and notice of Copyright in connection with the publication of Copyrights, in each case, to the extent required under applicable law; and

(i)    maintain the level of quality of products sold and services rendered under material Trademarks owned by such Grantor at a level at least consistent with the quality of such products and services as of the date hereof, and adequately control the quality of goods and services offered by any licensees of its material Trademarks to maintain such standards.
SECTION 6.    REMEDIAL PROVISIONS
6.1    Certain Matters Relating to Credit Card Accounts Receivable and Pharmacy Receivables. (a) Any payments of Credit Card Accounts Receivable and Pharmacy Receivables, when collected by any Grantor, shall be transferred and maintained in accordance with Section 6.01(m) of the Credit Agreement.
(a)    At the Co-Collateral Agents’ request, at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Co-Collateral Agents all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to any Receivable, including, without limitation, all original orders, invoices and shipping receipts.
6.2    Communications with Obligors; Grantors Remain Liable. (a) Each Co-Collateral Agent in its own name or in the name of others may at any time communicate with obligors under any Receivable to verify with them to such Co-Collateral Agent’s satisfaction the existence, amount and terms of any Receivable.
(b)    Upon the request of the Co-Collateral Agents at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Credit Card Accounts Receivable and the Pharmacy Receivables that the Credit Card Accounts Receivable and the Pharmacy Receivables have been assigned to the Co-Collateral Agents for the ratable benefit of the Credit Parties and that payments in respect thereof shall be made directly to the Control Co-Collateral Agent.
(c)    Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Co-Collateral Agent nor any other Credit Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Co-Collateral Agent or any other Credit Party of any payment relating thereto, nor shall any Co-Collateral Agent or any other Credit Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
6.3    (Intentionally Omitted)

6.4    Application of Proceeds. If an Event of Default shall have occurred and be continuing and the Obligations shall have been accelerated or a Liquidation shall have been commenced, except as otherwise agreed by all Lenders and subject to the Financing Orders and the terms of the Intercreditor Agreement, the Agent shall apply all or any part of Proceeds constituting Collateral, whether or not held in the Agent’s Account, and any proceeds of the guarantee set forth in Section 2 hereof, in payment of the Obligations in accordance with Section 7.03 of the Credit Agreement.
6.5    Code and Other Remedies. Subject (i) to the terms of the Interim Financing Order or, after entry thereof, the Final Financing Order, (ii) the terms of the Intercreditor Agreement and (iii) to the delivery of any notice expressly required pursuant to Section 7.02 of the Credit Agreement and the expiry of any notice period applicable to the exercise of such right or remedy:
(a)    If an Event of Default shall occur and be continuing, the Co-Collateral Agents, on behalf of the Credit Parties, may (and at the direction of the Required Lenders shall) exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Co-Collateral Agents, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may (and at the direction of the Required Lenders shall) in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Co-Collateral Agent or any Credit Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor. Subject to any applicable provisions of the Financing Orders and the terms of the Intercreditor Agreement, the Co-Collateral Agents or any other Credit Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, stay, valuation or appraisal on the part of any Grantor, which right or equity is hereby waived and released, and may credit against the purchase price the amount of any claim then due and payable from any Grantor on account of the Obligations owed to the Co-Collateral Agents or any other Credit Party, and the Co-Collateral Agents or such other Credit Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. Each Grantor further agrees, at the Co-Collateral Agents’ request, to assemble the Collateral and make it available to the Co-Collateral Agents at the Grantor’s sole risk and expense, at places which the Co-Collateral Agents shall reasonably select, whether at such Grantor’s premises or elsewhere. The Co-Collateral Agents shall apply the net proceeds of any action taken by it pursuant to this Section 6.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Co-Collateral Agents and the other Credit Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in the order set forth in Section 6.4, and only after such application and after the payment by the Co-Collateral Agents of any other amount required by any provision of law, including Section 9¬615(a)(3) of the New York UCC, need the Co-Collateral Agents account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Co-Collateral Agent or any other Credit Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. No Co-Collateral Agent shall be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given. The Co-Collateral Agents may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Co-Collateral Agents may fix and state in the notice of such sale. If any of the Collateral is sold, leased, or otherwise disposed of by the Co-Collateral Agents on credit, the Obligations shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Co-Collateral Agents.
(b)    If an Event of Default shall occur and be continuing, with respect to any Collateral consisting of Inventory, the Co-Collateral Agents may, subject to the Financing Orders and the terms of the Intercreditor Agreement, conduct one or more going out of business sales, in the Co-Collateral Agents’ own right or by one or more Agent Professionals. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Co-Collateral Agents and any such Agent Professional in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Co-Collateral Agents or such Agent Professional). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Co-Collateral Agents or such Agent Professional and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.
(c)    If an Event of Default shall occur and be continuing, with respect to any Collateral consisting of Accounts, the Co-Collateral Agents may, subject to the Financing Orders and the terms of the Intercreditor Agreement: (i) demand, collect and receive any amounts relating thereto, as the Co-Collateral Agents may reasonably determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Co-Collateral Agents may reasonably deem appropriate; (iv) without limiting the Co-Collateral Agents’ rights set forth in Section 7.1, receive, open and dispose of mail addressed to any Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of such Grantor; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Co-Collateral Agents were the absolute owner thereof for all purposes.
(d)    If an Event of Default shall occur and be continuing, with or without legal process and with or without prior notice or demand for performance, the Co-Collateral Agents may, subject to the Financing Orders and the terms of the Intercreditor Agreement, enter upon, occupy, and use any premises owned or occupied by each Grantor. The Co-Collateral Agents shall not be required to remove any of the Collateral from any such premises upon the Co-Collateral Agents taking possession thereof, and may render any Collateral unusable to the Grantors. In no event shall the Co-Collateral Agents be liable to any Grantor for use or occupancy by the Co-Collateral Agents of any premises pursuant to this Section 6.5, nor for any charge (such as wages for the Grantors’ employees and utilities) reasonably incurred in connection with the Co-Collateral Agents’ exercise of the Co-Collateral Agents’ rights and remedies hereunder.
(e)    For purposes of this Section 6.5, a written and fully executed agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof. The Co-Collateral Agents shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Co-Collateral Agents shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.
(f)    To the extent permitted by applicable law and the Financing Orders, each Grantor hereby waives all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
6.6    Deficiency. Subject to the Financing Orders and the terms of the Intercreditor Agreement, each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Co-Collateral Agents or any other Credit Party to collect such deficiency.
6.7    Grant of License in Intellectual Property, Software and other Assets. The Agent and the Co-Collateral Agents are hereby granted an irrevocable, non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Person) any or all Intellectual Property, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other Property owned by any Loan Party, in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral in each case after the occurrence, and solely during the continuance, of an Event of Default. To the extent the Loan Parties may lawfully do so, the Agent and the Co-Collateral Agents (together with their respective agents, representatives and designees) are hereby granted a non-exclusive right to have access to, and a rent-free right to use, any and all owned or leased locations (including, without limitation, warehouse locations, distribution centers and Store locations) for the purpose of arranging for and effecting the sale or disposition of Collateral, including the production, completion, packaging and other preparation of such Collateral for sale or disposition (it being understood and agreed that the Agent and its representatives (and persons employed on their behalf), may continue to operate, service, maintain, process and sell the Collateral, as well as to engage in bulk sales of Collateral). Upon the occurrence and during the continuance of an Event of Default and the exercise by the Agent, either Co-Collateral Agent or Lenders of their rights and remedies under this Loan Agreement and the other Loan Documents, the Loan Parties shall assist the Agent, the Co-Collateral Agents and Lenders in effecting a sale or other disposition of the Collateral upon such terms as are reasonably acceptable to the Agent.
SECTION 7.    THE CO-COLLATERAL AGENTS
7.1    Co-Collateral Agent’s Appointment as Attorney-in-Fact, etc.
(a)    Each Grantor hereby irrevocably constitutes and appoints each Co-Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives each Co-Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following (in each case, subject to the Financing Orders and the terms of the Intercreditor Agreement):
(i)    in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivables or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Co-Collateral Agents for the purpose of collecting any and all such moneys due under any Receivables or with respect to any other Collateral whenever payable;
(ii)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;
(iii)    execute, in connection with any sale provided for in Section 6.5, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iv)    (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent, or as the Co-Collateral Agents shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Co-Collateral Agents may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Co-Collateral Agents were the absolute owner thereof for all purposes, and do, at the Co-Collateral Agents’ option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Co-Collateral Agents deems necessary to protect, preserve or realize upon the Collateral and the Co-Collateral Agents’ and the other Credit Parties security interests therein and to effect the intent of this Agreement and the Financing Orders, all as fully and effectively as such Grantor might do.
Anything in this Section 7.1(a) to the contrary notwithstanding, the Co-Collateral Agents agree that they will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.
(b)    If any Grantor fails to perform or comply with any of its agreements contained herein, the Co-Collateral Agents, at their option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
(c)    Without limitation to any Co-Collateral Agent’s or any other Credit Party’s rights to payment, reimbursement or indemnification under any other Loan Document but subject in all respects to the Financing Orders and the terms of the Intercreditor Agreement, the expenses of the Co-Collateral Agents incurred in connection with actions undertaken as provided in Sections 7.1 and 8.4, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Advances made by the Lenders under the Credit Agreement, from the date of payment by any such Co-Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Co-Collateral Agents on demand.
(d)    Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this

Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
7.2    Duty of Co-Collateral Agents. Each Co-Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as such Co-Collateral Agent deals with similar property for its own account. Neither the Co-Collateral Agents nor any other Credit Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Co-Collateral Agents and the other Credit Parties hereunder are solely to protect the Co-Collateral Agents’ and the other Credit Parties interests in the Collateral and shall not impose any duty upon the Co-Collateral Agents or any other Credit Party to exercise any such powers. The Co-Collateral Agents and the other Credit Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction.
7.3    Execution of Financing Statements and Intellectual Property Security Agreements.
(a)    Each Grantor authorizes the Co-Collateral Agents to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Co-Collateral Agents (and all officers, employees, agents or counsel designated by any Co-Collateral Agents) determine appropriate to perfect the security interests of the Co-Collateral Agents under this Agreement. Each Grantor hereby ratifies and authorizes the filing by the Co-Collateral Agents of any financing statement with respect to the Collateral made prior to the date hereof. For the avoidance of doubt, upon the entry by the Bankruptcy Court of the Financing Orders, all Liens created by the Security Documents in favor of the Control Co-Collateral Agent shall be perfected as set forth in such Financing Order, notwithstanding any failure to make (or the terms of) any filings in any jurisdiction.
(b)    Each Grantor authorizes the Co-Collateral Agents to execute on its own behalf and on the Grantor’s behalf pursuant to the power of attorney set forth in Section 7.1, and/or to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any state, political subdivision or other country), as applicable, including in the form of the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement in the forms attached as Exhibits A, B and C hereto, as applicable, or other similar documents, and to take such other actions as may be necessary or advisable for the purpose of perfecting, recording, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Control Co-Collateral Agent, as secured party.
7.4    Authority of the Co-Collateral Agents and the Control Co-Collateral Agent.
(a)    Each Grantor acknowledges that the rights and responsibilities of the Co-Collateral Agents under this Agreement with respect to any action taken by the Co-Collateral Agents or the exercise or non-exercise by the Co-Collateral Agents of any request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Co-Collateral Agents and the other Credit Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Co-Collateral Agents and the Grantors, the Co-Collateral Agents shall be conclusively presumed to be acting as agent for the Credit Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
(b)    Wells Fargo Bank, National Association hereby appoints Bank of America, N.A., in its capacity as a Co-Collateral Agent, as agent to the Co-Collateral Agents for purposes of filing financing statements and entering into Blocked Account Agreements and other control agreements, in connection with the perfection of a security interest in the Collateral which was granted for the benefit of the Credit Parties (the “Control Co-Collateral Agent”). Each Grantor acknowledges that any and all actions to be taken by the Co-Collateral Agents hereunder shall be taken individually by the Control Co-Collateral Agent, and all such actions shall have the full force and effect as though taken jointly by all the Co-Collateral Agents.
SECTION 8.    MISCELLANEOUS
8.1    Amendments in Writing. Subject to the approval of the Bankruptcy Court (to the extent required pursuant to the Financing Orders), no amendment, modification or waiver of any provision hereof, and no consent to any departure by any Grantor therefrom shall be effective (i) unless the same shall be made in accordance with the terms of the Credit Agreement and (ii) in writing signed by the Co-Collateral Agents and the Borrowers.

8.2    Notices. All notices, requests and demands to or upon the Co-Collateral Agents or any Grantor hereunder shall be effected in the manner provided for in Section 9.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1.
8.3    No Waiver by Course of Conduct Cumulative Remedies. Neither the Co-Collateral Agents nor any other Credit Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Co-Collateral Agent or any other Credit Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Co-Collateral Agents or any other Credit Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Co-Collateral Agents or such other Credit Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
8.4    Enforcement Expenses; Indemnification. Without limitation to any Co-Collateral Agent’s or any other Credit Party’s rights to payment, reimbursement or indemnification under any other Loan Document or the Financing Orders:
(a)    each Grantor jointly and severally agrees to pay or reimburse each Co-Collateral Agent and the other Credit Parties for all their costs and expenses incurred in collecting against any Grantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents, including the fees and disbursements of the Credit Parties’ counsel in accordance with the terms of the Credit Agreement and the Financing Orders;
(b)    each Grantor agrees to pay, and to save the Co-Collateral Agents and the other Credit Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement and the other Loan Documents;
(c)    each Grantor agrees to pay, and to save the Co-Collateral Agents and the other Credit Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the other Loan Documents to the extent the Borrowers would be required to do so pursuant to Section 9.04 of the Credit Agreement or the Financing Orders; and
(d)    to the fullest extent permitted by applicable Law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Co-Collateral Agent and the other Credit Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, or the transactions contemplated hereby or thereby. No Co-Collateral Agent or any other Credit Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by any such Co-Collateral Agent or other Credit Party through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Co-Collateral Agent or other Credit Party as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(e)    The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents, the termination of the Commitments, the release of the Collateral from the Liens created hereby and the termination of this Agreement.
8.5    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Co-Collateral Agents and the other Credit Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Co-Collateral Agents.
8.6    Set-Off. Subject to the Bankruptcy Code and the Financing Orders, each Grantor hereby irrevocably authorizes each Co-Collateral Agent and each of the other Credit Parties at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, at any time held or owing by any such Co-Collateral Agent or other Credit Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Co-Collateral Agent or other Credit Party may elect, against and on account of the obligations and liabilities of such Grantor to such Co-Collateral Agent or other Credit Party hereunder and claims of every nature and description of such Co-Collateral Agent or other Credit Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document, any Cash Management Services, any Bank Product or otherwise, as such Co-Collateral Agent or other Credit Party may elect, whether or not any Co-Collateral Agent or any other Credit Party has made any demand for payment. The applicable Co-Collateral Agent or Credit Party shall notify such Grantor promptly of any such set-off and the application made by such Co-Collateral Agent or other Credit Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Co-Collateral Agents and the other Credit Parties under this Section 8.6 are in addition to other rights and remedies (including other rights of set-off) which the Co-Collateral Agents and the other Credit Parties may have.
8.7    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic mail of “PDF” file shall be effective as delivery of a manually executed counterpart of this Agreement.
8.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
8.10    Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Co-Collateral Agents and the other Credit Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Co-Collateral Agents or the other Credit Parties relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
8.11    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE), WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW BUT INCLUDING SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
8.12    Intentionally Omitted
8.13    Acknowledgements. Each Grantor hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
(b)    neither the Co-Collateral Agents nor any other Credit Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement, any of the other Loan Documents, any Cash Management Service or any Bank Product, and the relationship between the Grantors, on the one hand, and the Co-Collateral Agents and the other Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Grantors and the Credit Parties.
8.14    Additional Grantors. Each Subsidiary of the Borrowers that is required to become a party to this Agreement pursuant to Section 6.01(i) of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.
8.15    Releases. (a) This Agreement, the Lien in favor of the Co-Collateral Agents (for the benefit of the Credit Parties) and all other security interests granted hereby shall terminate with respect to all Obligations at such time as the Advances, the Term Loan, the Reimbursement Obligations and all other Obligations shall have been paid in full in cash, the Commitments have been terminated and no Letters of Credit shall be outstanding (or any outstanding L/C Obligations shall have been Cash Collateralized or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lenders have been provided in respect of such Letters of Credit), the

Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Co-Collateral Agents and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. At the request and sole expense of any Grantor following any such termination, the Co-Collateral Agents shall deliver to such Grantor any Collateral held by the Co-Collateral Agents hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
(a)    If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in connection with a Permitted Disposition, the Co-Collateral Agents hereby agree to take any action requested by the Borrowers pursuant to Section 9.13(a) of the Credit Agreement.
8.16    Jurisdiction, Etc.
Section 9.11 of the Credit Agreement is hereby incorporated by reference and shall apply as if fully set forth herein, mutatis mutandis.
8.17    WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE AGENT, THE CO-COLLATERAL AGENTS OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
8.18    Interim DIP Term Sheet Guaranty and Collateral Provisions. This Agreement shall amend and restate the guarantee and security provisions of the Interim DIP Term Sheet in their entirety, without novation, and the rights and obligations of the parties under the guarantee and security provisions of the Interim DIP Term Sheet shall be subsumed within and be governed by this Agreement.
8.19    Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Co-Collateral Agents pursuant to this Agreement and the Financing Orders and the exercise of any right or remedy by either Co-Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall control.
8.20    Financing Orders. Notwithstanding anything herein to the contrary, the provisions of this Agreement are subject to the provisions of the Financing Orders, in all respects. If any provision in this Agreement conflicts with any provision in the Financing Orders, the provisions in the applicable Financing Order shall control.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.
Grantors:

SEARS ROEBUCK ACCEPTANCE CORP.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer
KMART CORPORATION

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer
SEARS HOLDINGS CORPORATION

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer
A&E FACTORY SERVICE, LLC
A&E HOME DELIVERY, LLC
A&E LAWN & GARDEN, LLC
A&E SIGNATURE SERVICE, LLC
PRIVATE BRANDS, LTD.
SEARS BRANDS MANAGEMENT CORPORATION

Signature Page to DIP Guarantee and Collateral Agreement

SEARS PROTECTION COMPANY
SEARS PROTECTION COMPANY (FLORIDA), L.L.C.
SEARS, ROEBUCK DE PUERTO RICO, INC.
KLC, INC.
KMART OF MICHIGAN, INC.
By:    /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Vice President
CALIFORNIA BUILDER APPLIANCES, INC.
FLORIDA BUILDER APPLIANCES, INC.
KMART HOLDING CORPORATION
KMART OPERATIONS LLC
SEARS OPERATIONS LLC
SEARS, ROEBUCK AND CO.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

Signature Page to DIP Guarantee and Collateral Agreement

SEARS HOLDINGS MANAGEMENT
CORPORATION
SEARS HOME IMPROVEMENT PRODUCTS,
INC.
SOE, INC.
STARWEST, LLC

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: President

KMART OF WASHINGTON LLC
KMART STORES OF ILLINOIS LLC
KMART STORES OF TEXAS LLC
MYGOFER LLC
By: Kmart Corporation, its Member

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

KMART.COM LLC
By: BlueLight.com, Inc., its Member

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

FBA HOLDINGS, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

INNOVEL SOLUTIONS, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

MAXSERV, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

Signature Page to DIP Guarantee and Collateral Agreement

SEARS DEVELOPMENT CO.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: President

BIG BEAVER OF FLORIDA DEVELOPMENT, LLC

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: President

KBL HOLDINGS, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

SEARS BRAND BUSINESS UNIT CORPORATION

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

SHC DESERT SPRINGS, LLC
By: Kmart Corporation, its Member

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

STI MERCHANDISING, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: President

TROY COOLIDGE NO. 13, LLC
By: Kmart Corporation, its Member

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

Signature Page to DIP Guarantee and Collateral Agreement

BLUELIGHT.COM, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

SEARS BRANDS, L.L.C.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

SEARS BUYING SERVICES, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: President

SERVICELIVE, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

SEARS HOME & BUSINESS FRANCHISES, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

SEARS HOLDINGS PUBLISHING COMPANY, LLC

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

SEARS PROCUREMENT SERVICES, INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

Signature Page to DIP Guarantee and Collateral Agreement

SEARS PROTECTION COMPANY (PR) INC.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

SHC LICENSED BUSINESS LLC
By: Sears Holdings Corporation, its Member

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

SHC PROMOTIONS LLC

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

SYW RELAY LLC
By: Sears, Roebuck and Co., its Member

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

SEARS INSURANCE SERVICES, L.L.C.

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Chief Financial Officer

WALLY LABS LLC

By:     /s/ Robert A. Riecker
Name:    Robert A. Riecker
Title: Vice President

Signature Page to DIP Guarantee and Collateral Agreement

BANK OF AMERICA, N.A.,
as a Co-Collateral Agent
By:     /s/ Brian Lindblom
Name: Brian Lindblom
Title: Senior Vice President

Signature Page to DIP Guarantee and Collateral Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Co-Collateral Agent
By:     /s/ Jennifer Cann
Name: Jennifer Cann
Title: Managing Director

Signature Page to DIP Guarantee and Collateral Agreement

Schedule 1
GRANTORS AND NOTICE ADDRESSES OF GRANTORS

Grantor	Notice Address

Schedule 2
[Reserved]

Schedule 3
LOCATION OF JURISDICTION OF ORGANIZATION

Grantor	Jurisdiction of Identification	Organization Number

Schedule 4

INTELLECTUAL PROPERTY SCHEDULES
Section 4(a)
Intellectual Property

Schedule 5

PLEDGED EQUITY

ISSUER	RECORD OWNER	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER	% PLEDGED	REQUIRED TO BE DELIVERED (Yes, or reason for exclusion)

PLEDGED DEBT

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date	REQUIRED TO BE DELIVERED (Yes, or reason for exclusion)

Annex 1
FORM OF ASSUMPTION AGREEMENT
ASSUMPTION AGREEMENT, dated as of [            , 20__], made by [_] (the “Additional Grantor”) in favor of Bank of America, N.A. and Wells Fargo Bank, National Association, as co-collateral agents (collectively in such capacity, the “Co-Collateral Agents”), for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H:
WHEREAS, Sears Holdings Corporation, a Delaware corporation and a debtor and debtor-in-possession (“Holdings”), Sears Roebuck Acceptance Corp., a Delaware corporation and a debtor and debtor-in-possession (“SRAC”), Kmart Corporation, a Michigan corporation and a debtor and debtor-in-possession (“Kmart Corp.”; Kmart Corp. together with SRAC, the “Borrowers”), the Lenders, Bank of America, N.A., as administrative agent and the Co-Collateral Agents, among others, have entered into a certain Superpriority Senior Secured Debtor-In-Possession Asset-Based Credit Agreement, dated as of November 29, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, Holdings, the Borrowers and certain of their Affiliates (other than the Additional Grantor) have entered into a certain Debtor-In-Possession Guarantee and Collateral Agreement, dated as of November 29, 2018 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Co-Collateral Agents for the benefit of the Lenders;
WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;
NOW, THEREFORE, IT IS AGREED:
1.Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2.     Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE), WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW BUT INCLUDING SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]
By:
Name:
Title:

Annex 1-A to Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

EXHIBIT A

TRADEMARK SECURITY AGREEMENT
This TRADEMARK SECURITY AGREEMENT, dated as of [●] (“Trademark Security Agreement”), by [GRANTOR] and [GRANTOR] (individually, a “Grantor”, and, collectively, the “Grantors”), is in favor of Bank of America, N.A. a national banking association in its capacity as a Control Co-Collateral Agent (in such capacity, the “Assignee”).
W I T N E S S E T H:
WHEREAS, the Grantors are party to a Debtor-In-Possession Guarantee and Collateral Agreement, dated as of November 29, 2018 (the “Security Agreement”) in favor of the Assignee and Wells Fargo Bank, National Association, as the other Co-Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Assignee hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Security Agreement. For purposes of this Trademark Security Agreement, “Trademarks” means, collectively, all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, slogans, logos, internet domain names and other source or business identifiers, whether statutory or common law, whether registered or unregistered, and whether established or registered in the United States or any other country or any political subdivision thereof, together with any and all: (i) registrations and recordings thereof, and all applications in connection therewith, (ii) all goodwill associated therewith and symbolized thereby, now existing or hereafter adopted or acquired (iii) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (iv) reissues, continuations, extensions and renewals thereof, (v) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or other violations thereof, (vi) rights to sue for past, present and future infringements, dilutions or other violations thereof, and (vii) rights corresponding thereto throughout the world.
SECTION 2.    Grant of Security Interest in Trademark Collateral. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations, each Grantor hereby grants to the Assignee, for the ratable benefit of the Credit Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):
(a) all Trademarks of such Grantor, including the registered and applied-for Trademarks of such Grantor listed on Schedule I attached hereto; and

(b) to the extent not otherwise included, all Proceeds, insurance claims, Supporting Obligations and products of any and all of the foregoing; and all collateral security and guarantees given by any Person with respect to any of the foregoing.
For the avoidance of doubt, in no event shall “Trademark Collateral” include any Excluded Property.
SECTION 3.    Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Assignee pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Assignee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.
SECTION 4.    Termination. The term of this Copyright Security Agreement shall be co-terminous with the Security Agreement.
SECTION 5.    GOVERNING LAW. THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE), WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW BUT INCLUDING SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
SECTION 6.    Counterparts. This Trademark Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Trademark Security Agreement by telecopier or electronic mail of “PDF” file shall be effective as delivery of a manually executed counterpart of this Trademark Security Agreement.
SECTION 7 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Co-Collateral Agents pursuant to this Trademark Security Agreement and the Financing Orders and the exercise of any right or remedy by either Co-Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Trademark Security Agreement, the terms of the Intercreditor Agreement shall control.
SECTION 8 Financing Orders. Notwithstanding anything herein to the contrary, the provisions of this Trademark Security Agreement are subject to the provisions of the Financing Orders, in all respects. If any provision in this Trademark Security Agreement conflicts with any provision in the Financing Orders, the provisions in the applicable Financing Order shall control.

[Remainder of This Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this TRADEMARK SECURITY AGREEMENT to be executed and delivered by its duly authorized officer as of the date first above written.
[Grantors]

By:
    Name:
    Title:

Accepted and Agreed:

Bank of America, N.A., as Assignee

By:
Name:
Title:

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS
Trademark Registrations:

OWNER	TRADEMARK	REGISTRATION NUMBER	DATE REGISTERED

Trademark Applications:

OWNER	TRADEMARK	APPLICATION NUMBER	DATE FILED

EXHIBIT B

COPYRIGHT SECURITY AGREEMENT
This COPYRIGHT SECURITY AGREEMENT, dated as of [●] (“Copyright Security Agreement”), by [GRANTOR] and [GRANTOR] (individually, a “Grantor”, and, collectively, the “Grantors”), is in favor of is in favor of Bank of America, N.A. a national banking association in its capacity as a Control Co-Collateral Agent (in such capacity, the “Assignee”).

W I T N E S S E T H:
WHEREAS, the Grantors are party to a Debtor-In-Possession Guarantee and Collateral Agreement, dated as of November 29, 2018 (the “Security Agreement”), in favor of the Assignee and Wells Fargo Bank, National Association, as the other Co-Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Assignee hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Security Agreement. For purposes of this Copyright Security Agreement, “Copyrights” means, collectively, all copyrights (whether statutory or common law, whether established, registered, recorded or otherwise arising under the laws of the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all mask works (as such term is defined in 17 U.S.C. Section 901, et seq.), together with any and all: (i) registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, (ii) rights and privileges arising under applicable law with respect to such copyrights, (iii) all renewals and extensions thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements or other violations thereof, (v) rights to sue for past, present or future infringements thereof, and (vi) rights corresponding thereto throughout the world.
SECTION 2.    Grant of Security Interest in Copyright Collateral. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations, each Grantor hereby grants to the Assignee, for the ratable benefit of the Credit Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):
(a) all Copyrights of such Grantor, including the registered and applied-for Copyrights of such Grantor listed on Schedule I attached hereto; and (b) to the extent not otherwise included, all

Proceeds, insurance claims, Supporting Obligations and products of any and all of the foregoing; and all collateral security and guarantees given by any Person with respect to any of the foregoing.
SECTION 3.    Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Assignee pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Assignee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.
SECTION 4.    Termination. The term of this Copyright Security Agreement shall be co-terminous with the Security Agreement.
SECTION 5.    GOVERNING LAW. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE), WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW BUT INCLUDING SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
SECTION 6.    Counterparts. This Copyright Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Copyright Security Agreement by telecopier or electronic mail of “PDF” file shall be effective as delivery of a manually executed counterpart of this Copyright Security Agreement.
SECTION 7 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Co-Collateral Agents pursuant to this Copyright Security Agreement and the Financing Orders and the exercise of any right or remedy by either Co-Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Copyright Security Agreement, the terms of the Intercreditor Agreement shall control.
SECTION 8 Financing Orders. Notwithstanding anything herein to the contrary, the provisions of this Copyright Security Agreement are subject to the provisions of the Financing Orders, in all respects. If any provision in this Copyright Security Agreement conflicts with any provision in the Financing Orders, the provisions in the applicable Financing Order shall control.
[Remainder of This Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this COPYRIGHT SECURITY AGREEMENT to be executed and delivered by its duly authorized officer as of the date first above written.
[Grantors]

By:
    Name:
    Title:

Accepted and Agreed:

Bank of America, N.A., as Assignee

By:
Name:
Title:

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

owner	title of work	registration number	date issued

Copyright Applications:

owner	title of work	date filed

EXHIBIT C

PATENT SECURITY AGREEMENT
This PATENT SECURITY AGREEMENT, dated as of [●] (“Patent Security Agreement”), by [GRANTOR] and [GRANTOR] (individually, a “Grantor”, and, collectively, the “Grantors”), is in favor of is in favor of Bank of America, N.A. a national banking association in its capacity as a Control Co-Collateral Agent (in such capacity, the “Assignee”).
W I T N E S S E T H:
WHEREAS, the Grantors are party to a Debtor-In-Possession Guarantee and Collateral Agreement, dated as of November 29, 2018 (the “Security Agreement”), in favor of the Assignee and Wells Fargo Bank, National Association, as the other Co-Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Assignee hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Security Agreement. For purposes of this Patent Security Agreement, “Patents” means, collectively, all patents, patent applications, certificates of inventions, and industrial designs (whether established or registered or recorded in the United States, or any other country or any political subdivision thereof), together with any and all: (i) inventions described and claimed therein, (ii) reissues. extensions, divisions, continuations and continuations-in-part thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or other violations thereof, (iv) rights to sue for past, present or future infringements or other violations thereof, and (v) rights corresponding thereto throughout the world.
SECTION 2.    Grant of Security Interest in Patent Collateral. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations, each Grantor hereby grants to the Assignee, for the ratable benefit of the Credit Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):
(a) all Patents of such Grantor, including the registered and applied-for Patents of such Grantor listed on Schedule I attached hereto; and
(b) to the extent not otherwise included, all Proceeds, insurance claims, Supporting Obligations and products of any and all of the foregoing; and all collateral security and guarantees given by any Person with respect to any of the foregoing.

SECTION 3.    Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Assignee pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Assignee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.
SECTION 4.    Termination. The term of this Copyright Security Agreement shall be co-terminous with the Security Agreement.
SECTION 5.    GOVERNING LAW. THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE), WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW BUT INCLUDING SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
SECTION 6.    Counterparts. This Patent Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Patent Security Agreement by telecopier or electronic mail of “PDF” file shall be effective as delivery of a manually executed counterpart of this Patent Security Agreement.
SECTION 7 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Co-Collateral Agents pursuant to this Patent Security Agreement and the Financing Orders and the exercise of any right or remedy by either Co-Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Patent Security Agreement, the terms of the Intercreditor Agreement shall control.
SECTION 8 Financing Orders. Notwithstanding anything herein to the contrary, the provisions of this Patent Security Agreement are subject to the provisions of the Financing Orders, in all respects. If any provision in this Patent Security Agreement conflicts with any provision in the Financing Orders, the provisions in the applicable Financing Order shall control.
[Remainder of This Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this PATENT SECURITY AGREEMENT to be executed and delivered by its duly authorized officer as of the date first above written.
[Grantors]

By:
    Name:
    Title:

Accepted and Agreed:

Bank of America, N.A., as Assignee

By:
    Name:
    Title:

SCHEDULE I
to
PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS
Issued Patents:

OWNER	PATENT TITLE	PATENT NUMBER	DATE ISSUED

Patent Applications:

OWNER	PATENT TITLE	APPLICATION SERIAL NUMBER	DATE FILED

EXHIBIT D
[Form of]

PLEDGED COLLATERAL SUPPLEMENT
This Pledged Collateral Supplement, dated as of [ ], 20[ ] is delivered pursuant to Section 5.5 of the Debtor-In-Possession Guarantee and Collateral Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement), dated as of November 29, 2018, made by SEARS HOLDINGS CORPORATION, a Delaware corporation and a debtor and debtor-in-possession (“Holdings”), SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation and a debtor and debtor-in-possession (“SRAC”), KMART CORPORATION, a Michigan corporation and a debtor and debtor-in-possession (“Kmart Corp.”; Kmart Corp. together with SRAC, the “Borrowers”), the Lenders, Bank of America, N.A., as Control Co-Collateral Agent and the Co-Collateral Agents party thereto. The undersigned hereby agrees that this Pledged Collateral Supplement may be attached to the Guarantee and Collateral Agreement and that the Pledged Collateral listed on this Pledged Collateral Supplement shall be deemed to be and shall become part of the Collateral and shall secure all Obligations.
PLEDGED EQUITY

ISSUER	RECORD OWNER	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER	% PLEDGED	REQUIRED TO BE DELIVERED (Yes, or reason for exclusion)

PLEDGED DEBT

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date	REQUIRED TO BE DELIVERED (Yes, or reason for exclusion)

[            ],
as Pledgor
By:
    Name:
    Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A.,
as Control Co-Collateral Agent

By:
    Name:
    Title: